LEASES (Schedule of undiscounted cash flows under leases) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
For the year ending December 31,
2024	$ 592
2025	539
2026 and thereafter	912
Total minimum lease payments	2,043
Less: amount of lease payments representing interest	(390)
Present value of future minimum lease payments	1,653
Less: Current maturities of operating leases	447	$ 718
Long-term operating leases liabilities	$ 1,206	$ 54